Exhibit 99.1

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 1 Supernus Pharmaceuticals Jefferies Healthcare Conference June 2022

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Safe Harbor Statement This presentation and other matters discussed today or answers that may be given to questions asked include forward - looking statements within the meaning of the federal securities laws. These statements, among other things, relate to Supernus’ business strategy, goals and expectations concerning its product candidates, ability to integrate the acquired portfolio into its infrastructure, future operations, prospects, plans and objectives of management. The words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict“, “project”, “will“, and similar terms and phrases are used to identify forward - looking statements in this presentation. Supernus’ operations involve risks and uncertainties, many of which are outside its control, including the potential impact of COVID - 19, and any one of which, or a combination of which, could materially affect its results of operations and whether the forward - looking statements ultimately prove to be correct. Supernus assumes no obligation to update any forward - looking statements except as required by applicable law. Supernus has filed with the U.S. Securities and Exchange Commission (SEC) reports and other documents required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Before you purchase any Supernus securities, you should read such reports and other documents to obtain more complete information about the company’s operations and business and the risks and uncertainties that it faces in implementing its business plan. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov . 2

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Proven Execution in CNS & ADHD 30+ Years of CNS experience including Four Products in ADHD 3 2005 - Present Pipeline SPN - 830 SPN - 820 SPN - 817 SPN - 840 SPN - 443 SPN - 446 SPN - 448 SPN - 396 1997 - 2005 For several years, and prior to becoming independent in 2005, Supernus operated as Shire Laboratories, Inc., a division of Sh ire . SPN - 830, SPN - 820, SPN - 817, SPN - 840, SPN - 443, SPN - 446, SPN - 448, and SPN - 396 are product candidates in various stages of developme nt. All trademarks are the property of their respective owners

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Significant Experience & Capabilities in Drug Development 4 Discovery Concept Validation Safety CMC Drug Candidate Discovery Platform Design and synthesis of new compounds based on structure, function and disease pathways In vitro, PK, preclinical proof of concept, and stability studies Toxicology In - house CMC/drug delivery expertise & GMP manufacturing Validated drug candidates

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Robust CNS Pipeline to Drive Long - term Growth 5 Program Indications Discovery Preclinical Phase 1 Phase 2 Phase 3 NDA Market ADHD - Adult SPN - 830 PD SPN - 840 PD SPN - 820 TRD* SPN - 817 Epilepsy SPN - 845 PD SPN - 443 ADHD SPN - 446 CNS SPN - 448 CNS SPN - 396 CNS *TRD = Treatment Resistant Depression PD = Parkinson’s Disease PDUFA Oct 2022

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Launched in May 2021 for patients 6 to 17 years of age ‒ Sales force of approximately 195 sales representatives ‒ Clinical feedback from the market in line with Phase III clinical data demonstrating a well - differentiated profile Launched in May 2022 for adult patients IP with expirations from 2029 - 2033 ADHD market is significant with 80 million prescriptions/year 1 6 Novel Non - Stimulant ADHD Product 1 - Source: IQVIA Jan – Dec 2021

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Source: IQVIA 2021 Prescriptions (millions) 7 ADHD Adult Opportunity: Significant Market Segment 67% 33% Adult Ped/Adolescent 7 2021 Total ADHD U.S Market - 80 Million Prescriptions 54 26 0 10 20 30 40 50 60 Adult Ped/Adolescent Adult Ped/Adolescent % of Market

Top Reasons to Try Qelbree®

Patients Having Issues With Stimulants & Looking For a Non-Stimulant That Works


Reasons that led Healthcare Provider to try Qelbree
Patient currently on a stimulant and experiencing side effect issues
65%
Patient has tried several stimulants and stimulants do not work
60%
Parents are resistant to stimulants – parents don't want to give their kids Adderall, Ritalin, etc.
57%
I want to try a non-stimulant and Strattera doesn’t work
50%
Patient on a stimulant and experiencing issues with efficacy
44%
Patient who needs coverage later in the day after stimulant wears off
40%
For patients with complex ADHD (ADHD and common overlapping associated features)
35%
Concern with abuse or diversion by the patients or caretakers
27%
Qelbree offers the chance to take fewer medications rather than two or more medications to address their…
24%
New patients/patients who have not previously been on medication
22%
Patient needed something once a day
19%

Source: Internal market research among Qelbree prescribers – n=104.
Q28. Thinking about the patients you have put on Qelbree, what medications were they on/what issues were they having that led you to try Qelbree?

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved.

Supernus® Pharmaceuticals

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ADHD Launch-Aligned Monthly Prescriptions



QUILLICHEW ER
QUILLIVANT XR
MYDAYIS
ADZENYS XR-ODT
JORNAY PM
COTEMPLA XR-ODT
DYANAVEL XR
APTENSIO XR
ADHANSIA XR
EVEKEO
ADZENYS ER
QELBREE
35000
30000
25000
20000
15000
10000
5000
0
1
2
3
4
5
6
7
8
9
10
11
Qelbree
viloxazine
Qelbree June – April 2022
Month of Launch

Source: IQVIA NPA

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved.

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© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 154 1,506 3,121 5,200 7,132 9,465 11,483 13,380 14,177 14,767 18,380 18,726 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Source: IQVIA NPA Monthly Prescriptions since Launch 10

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Major Presence in Parkinson’s Disease (PD) 1 Million U.S. PD Patients - Market Expected to Grow to $6.2B by 2026 (1) 11 Stage 1 Stage 1.5 Stage 2 Stage 2.5 Stage 3 Stage 4 Stage 5 Generic Levodopa Initial Symptoms Monotherapy L - dopa Adjuncts On - demand Therapy Advanced continuous treatments SPN - 830 Pen 1 - Global Data Parkinson’s Disease Global Drug Forecast and Market Analysis 2026.

GOCOVRI®
(amantadine) extended release capsules
68.5 mg | 137 mg

Significantly Decreased Dyskinesia and OFF Time, Thereby Significantly Increasing Good ON Time

GOCOVRI achieved reductions in dyskinesia & OFF episodes without having to adjust levodopa dose

Placebo-adjusted, pooled results from pivotal trials*

Primary endpoint

↓27% DECREASE IN DYSKINESIA

10.1-point reduction in UDysRS score

(-17.7 GOCOVRI vs. -7.6 placebo)[(1)(2)†]

Secondary endpoints

↓36% DECREASE IN OFF TIME

1-hour decrease

(-0.6 GOCOVRI vs. 0.4 placebo) [(1)(2)†]

↑29% INCREASE IN GOOD ON TIME

2.4-hour increase

(3.8 GOCOVRI vs.1.4 placebo) [(1)(2)†]

(1) Elmer LW, CNS Drugs. 2018.
(2) Data on file. Adamas Pharma LLC, Emeryville, CA.

* Pooled results from 2 independent positive, pivotal, Phase 3, randomized, placebo-controlled trials (Study 1 and Study 2) in PD patients on levodopa. Study 1, a 24-week study, was conducted in 121 PD patients with dyskinesia (GOCOVRI [n = 63], placebo [n = 58]). Study 2, a 12-week study, was conducted in 75 PD patients with dyskinesia (GOCOVRI [n = 37], placebo [n = 38]).

† In Study 1, GOCOVRI reduced the UDysRS total score by 15.9 points (vs 8.0 with placebo) (P = 0.0009), decreased OFF time by 0.6 hours (vs an increase of 0.3 hours with placebo) (P = 0.0171), and increased GOOD ON time by 3.6 hours (vs 0.8 hours with placebo) (P < 0.0001) from baseline. In Study 2, GOCOVRI reduced the UDysRS total score by 20.7 points (vs 6.3 with placebo) (P < 0.0001), decreased OFF time by 0.5 hours (vs an increase of 0.6 hours with placebo)

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved.

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© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 13 2021 Net Sales : $87.6M, 23% growth vs. 2020 ‒ Supernus recorded $9.8M in 2021 net sales (acquisition closed on Nov 24, 2021) For the treatment of dyskinesia in patients with PD receiving levodopa - based therapy, with or without concomitant dopaminergic medications Adjunctive treatment to levodopa/carbidopa in patients with PD experiencing “off” episodes Source: Company Records A Key Growth Driver 209 15,393 25,289 29,895 38,547 0 10000 20000 30000 40000 2017 2018 2019 2020 2021 Annual Prescriptions

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Significant Target Patient Population 14 (1) Kim H - J, et al., Mov Disord , 2020. (2) Mizuno Y et al., Journal of Neural Transmission, 2018 (3) Estimated based on market research. GOCOVRI potential addressable U.S. patient population 400,000 to 500,000 patients (3) 1,000,000 PD PATIENTS DIAGNOSED IN U.S. 800,000 DIAGNOSED AND TREATED PATIENTS 700,000 LEVODOPA - TREATED PATIENTS PATIENTS WITH DYSKINESIA +/ - OFF ~200,000 ~200,000 - 300,000 + PATIENTS WITH OFF Over 50% of people with PD experience OFF episodes, dyskinesia or both within 5 years, and up to 100% after 10 years (1)(2)

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 15 Non - invasive dopaminergic stimulation therapy for continuous treatment of ON - OFF episodes in PD Potentially first non - surgical continuous dopaminergic stimulation device Currently available options ‒ Gastro - intestinal surgically implanted levodopa/carbidopa infusion ‒ Deep brain stimulation Could be eligible for Orphan Drug Designation and 7 - year exclusivity NDA filing accepted by FDA with early October 2022 PDUFA SPN - 830 Novel Apomorphine Subcutaneous Injection Device

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 16 Primary Endpoint SPN - 830 demonstrated a 2.47 hours per day reduction in OFF time compared to placebo (0.58); p= 0.0025 TOLEDO Phase III Study Results Regina Katzenschlager et al, The Lancet Neurology. 2018;Vol 17(9):749 - 759 SPN - 830 Novel Apomorphine Subcutaneous Injection Device

SPN-820

Novel MOA for Treatment-Resistant Depression (TRD)

- First-in-class selective brain mTORC1 activator
  - Directly activates mTORC1 enhancing synaptic activity and cellular metabolism in the brain
- Early efficacy signal on HAMD-6 scale in TRD patients
  - Rapid onset of action (signal at 2 hours)
  - Meaningful effect sizes (>0.4 through 3 days on 1 dose)
- Multiple ascending dose (MAD) study demonstrated:
  - drug penetration and target engagement
  - favorable safety/tolerability profile across broad range of doses
- Initiated Phase II clinical trial in TRD
- Significant market opportunity
  - Major depressive disorder (MDD) affects approximately 17.3M U.S. adults[1]
  - ~30% of MDD patients are treatment resistant[2]

1- National Institute of Mental Health, 2017 National Survey on Drug Use and health
2- Rush AJ Et al.(2006) Acute and Longer-Term Outcomes in Depressed Outpatients Requiring One or Several Treatment Steps: A STAR*D Report. The American Journal of Psychiatry,163(11), 1905-1917

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© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Healthy subjects, placebo - controlled pharmacokinetic study ‒ 5 Cohorts: 400 mg, 800 mg, 1600 mg, 2400 mg and 3000 mg Plasma & cerebrospinal fluid (CSF) drug concentration ‒ 400 mg – 2400 mg dose levels ‒ Single dose, at Day 1 ‒ Multiple doses, at Day 7 Metabolomic biomarkers of mTORC1 activation ‒ Concentrations measured in CSF for 400 mg – 2400 mg dose levels ‒ N - acetylmethionine ‒ N - formylmethionine ‒ Orotic acid 18 SPN - 820 Multiple Ascending Dose Study

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN - 820 CSF Concentration vs. Plasma Concentration 19 Dots represent the observed data, the solid line represent the model predicted curve, the shaded area represent the 95% confidence interval on the predicted curve, and the dotted lines delimit the 95% prediction interval. SPN - 820/NV - 5138 CSF concentrations significantly increase with the increase in plasma concentrations (p < 0.0001)

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 20 Dots represent the observed data, the solid line represent the model predicted curve, the shaded area represent the 95% confidence interval on the predicted curve, and the dotted lines delimit the 95% prediction interval. Biomarker Concentrations vs. SPN - 820 CSF Concentrations Biomarker concentrations significantly increase with the increase of SPN - 820/NV - 5138 CSF concentrations

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 1Q 2022 Financial Results 1 Total revenues of $152.5 million, up 16% over 1Q 2021 Net earnings and diluted earnings per share (GAAP) of $25.6 million and $0.43, respectively Operating income (GAAP) of $2.0 million; operating income (non - GAAP) of $28.0 million Cash, cash equivalents, and investments at $437.5 million as of March 31, 2022 Financial Summary and Guidance 21 1 Reported on May 9, 2022, including reconciliation of GAAP vs Non - GAAP

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. 22 ($ millions) Total Revenues $640 - $680 Combined R&D and SG&A expenses $460 - $490 Operating Earnings - GAAP $20 - $40 Adjustments: Amortization of intangible assets $80 - $85 Share - based compensation $20 - $25 Contingent consideration $8 - $12 Depreciation $2 - $3 Operating Earnings - non - GAAP $130 - $165 Financial Summary and Guidance Full Year 2022 Financial Guidance 1 1 Guidance as confirmed on May 9, 2022

© 2022 Supernus Pharmaceuticals, Inc. All Rights Reserved. Diversified CNS Portfolio Qelbree ® , Oxtellar XR ® , Trokendi XR ® , APOKYN ® , GOCOVRI ® , XADAGO ® , MYOBLOC ® Innovative Pipeline in CNS Qelbree ® ADHD (Adult) SPN - 830 PD SPN - 820 TRD SPN - 840/845 PD SPN - 817 Epilepsy SPN - 443 ADHD SPN - 446/448/396 CNS Positioned For Long - Term Growth 23